SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT   February 4, 2003            Commission file number     0-784
               -----------------------------                        ------------


                               DETREX CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Michigan                                              38-0480840
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     (State or other jurisdiction of                          (I.R.S. Employer
       incorporation or organization)                       Identification No.)

 24901 Northwestern Hwy., Ste. 500, Southfield,  MI              48075
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code             (248) 358-5800
                                                           ---------------------

Securities registered pursuant to section 12(b) of the Act:

                                              Name of each exchange on
     Title of each class                          which registered
     -------------------                      ------------------------
             None                                       None

Securities registered pursuant to Section (g) of the Act:

                       Common Capital Stock, $2 Par Value
                       ----------------------------------
                                (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.

                                                        YES X       NO
                                                           ---         ---

Item 5.  OTHER EVENTS
         ------------

     The registrant issued the following press release on February 4, 2003:

Detrex Corporation (NASDAQ: DTRX), a diversified manufacturer of chemicals and allied products, announced that remediation was completed at the Fields Brook Superfund Site in December 2002. During the final stages of the project, unanticipated additional contamination was discovered, making it necessary to perform further remediation which drove costs significantly over previous estimates. Detrex's share of the increased costs was approximately $900,000. Primarily as a result of this occurrence and the reevaluation of other amounts within the environmental reserve, the reserve was increased by $725,000 and a charge in a similar amount will be reflected in the year-end results.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Statements included in this press release that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "1995 Act"). The words "believe," "expect," "anticipate," "estimate," "guidance," "target" and similar expressions identify forward-looking statements. The Company cautions readers that forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements. Certain risks and uncertainties are identified from time to time in the Company's reports filed with the SEC. Some factors that could cause results to differ materially from those projected in the forward-looking statements include: market conditions, environmental remediation costs, liquidation value of assets, and marketability of real estate. The Company claims the protection of the safe harbor for forward-looking statements contained in the 1995 Act.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DETREX CORPORATION


/s/ Thomas E. Mark                          /s/ Steven J. Quinlan
--------------------------                  ------------------------------
Thomas E. Mark                              Steven J. Quinlan
President and                               Vice President, Finance,
Chief Executive Officer                     Chief Financial Officer & Treasurer


Dated:  February 4, 2003

             Detrex Corporation Reports Increased Remediation Costs

     SOUTHFIELD, Mich.--(BUSINESS WIRE)--Feb. 4, 2003--Detrex Corporation (Nasdaq:DTRX), a diversified manufacturer of chemicals and allied products, announced that remediation was completed at the Fields Brook Superfund Site in December 2002. During the final stages of the project, unanticipated additional contamination was discovered, making it necessary to perform further remediation which drove costs significantly over previous estimates. Detrex's share of the increased costs was approximately $900,000. Primarily as a result of this occurrence and the reevaluation of other amounts within the environmental reserve, the reserve was increased by $725,000 and a charge in a similar amount will be reflected in the year-end results.

     Statements included in this press release that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "1995 Act"). The words "believe," "expect," "anticipate," "estimate," "guidance," "target" and similar expressions identify forward-looking statements. The Company cautions readers that forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements. Certain risks and uncertainties are identified from time to time in the Company's reports filed with the SEC. Some factors that could cause results to differ materially from those projected in the forward-looking statements include: market conditions, environmental remediation costs, liquidation value of assets, and marketability of real estate. The Company claims the protection of the safe harbor for forward-looking statements contained in the 1995 Act.

    CONTACT: Detrex Corporation
             Steven J. Quinlan, 248/358-5800
             Fax: 248/358-5803